SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report: July 25, 2003

i-STAT Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19841	22-2542664
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
(Address of principal executive offices) (Zip code)

(609) 443-9300
(Registrant’s telephone number, including area code)

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)

        On July 24, 2003, the Company issued a press release disclosing its financial results for the second quarter and first half of 2003. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and is incorporated by reference into this report.

Item 7. Financial Statements and Exhibits

(c) Exhibits

        This exhibit is furnished pursuant to Item 9 and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit List

99.1                       Q2 2003 earnings press release dated July 24, 2003

SIGNATURE
_________________

        Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i-STAT CORPORATION

By:

/s/ Lorin J. Randall
_________________

Lorin J. Randall
Senior Vice President
of Finance, Treasurer and
Chief Financial Officer

Date: July 25, 2003